================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 27, 1997
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-29222                13-3575874
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

================================================================================

Item 5. Other Events

            AVAX Technologies, Inc. ("AVAX") announced today it has initiated a Phase III clinical trial for M-Vax(TM), a therapeutic vaccine for melanoma based on its core AC Vaccine technology. Following an earlier meeting with the U.S. Food and Drug Administration to discuss the proposed Phase III clinical trial, AVAX has moved forward with a multi-center efficacy trial for the M-Vax therapeutic vaccine in patients with melanoma in whom tumors have spread to their lymph nodes. The multi-center Phase III trial will have as a senior principal investigator Dr. David Berd, a Clinical Oncologist and Professor of Medicine at Jefferson Medical College and Thomas Jefferson University Kimmel Cancer Center in Philadelphia.

            Reference is made to AVAX's related press release attached hereto as
Exhibit 99.2 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits:

          99.2 Press Release dated October 27, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVAX TECHNOLOGIES, INC.

Date: October 27, 1997

                                         By: /s/  Jeffrey M. Jonas
                                            ------------------------------------
                                            Name: Jeffrey M. Jonas, M.D.
                                            Title: President and Chief Executive
                                                   Officer

                                  Exhibit Index

Exhibit Number                                         Description
--------------                                         -----------

   99.2                                    Press Release dated October 27, 1997.


                                        3